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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


        Date of report (Date of earliest event reported): April 15, 1997

                               THE TIMKEN COMPANY
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         Ohio                         1-1169                  34-0577130
---------------------------   -------------------------  ----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer
   of incorporation)                                     Identification No.)


1835 Dueber Avenue, S.W., Canton, Ohio                            44706-2798
-----------------------------------------                        ------------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (330) 438-3000



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ITEM 5.  OTHER EVENTS

Two-for-One Stock Split.

                  On April 15, 1997, the Board of Directors of The Timken Company, an Ohio corporation (the "Company"), authorized a two-for-one stock split to be effected in the form of a stock dividend (the "Stock Split"). The Stock Split is payable on each outstanding share of Common Stock, without par value, of the Company (the "Common Stock"), including treasury shares. The Stock Split is to be paid on or about May 30, 1997 to each shareholder of record as of May 16, 1997 (the "Record Date"). In lieu of fractional shares (other than shares issued pursuant to the Company's Dividend Reinvestment Plan), the Company will make a cash payment based upon the mean of the high and low selling prices of the Common Stock on the New York Stock Exchange on the Record Date, or on the next trading date if there are no sales on the Record Date, as adjusted to reflect the Stock Split.



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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99.  Press Release, dated April 15, 1997.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE TIMKEN COMPANY

                                             By:  /s/ Gene E. Little
                                                ------------------------------
                                                Name:  Gene E. Little
                                                Title: Vice President - Finance

Dated:  April 15, 1997


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                                  EXHIBIT INDEX

                               The Timken Company

                           Current Report on Form 8-K
                              Dated April 15, 1997



   Exhibit No.                   Title
   -----------                   -----
       99             Press Release, dated as of April 15, 1997.








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